Exhibit 10.1 --  Shareholder Agreement


                          Doreen E. Zimmerman
                        3415 Ocatillo Mesa Way
                     North Las Vegas, Nevada 89031


August 17, 2005


Hair Therapists, Inc.
3415 Ocatillo Mesa Way
North Las Vegas, NV 89031


Re:  Shareholder Agreement with Hair Therapists, Inc.


Gentlemen:

     In consideration of the sale of the shares of Common Stock of Hair Therapists, Inc. (the "Company") to the undersigned (the "Holder"), the Holder hereby represents, warrants, covenants and agrees, for the benefit of the Company and any holders of record (the "third party beneficiaries") of the Company's outstanding securities, including the Company's Common Stock, $0.001 par value (the "Stock") at the date hereof and during the pendency of this letter agreement, that the Holder will not transfer, sell, contract to sell, devise, gift, assign, pledge, hypothecate, distribute or grant any option to purchase or otherwise dispose of, directly or indirectly, her 230,000 shares of Stock of the Company owned beneficially or otherwise by the Holder except in connection with or following completion of a merger, acquisition or other transaction of or by the Company meeting the definition of a business combination as defined in the Company's registration statement on Form 10-SB or otherwise complying with the purposes of the Company as set out in the registration statement.

     Any attempted sale, transfer or other disposition in violation of this letter agreement shall be null and void.

     The Holder further agrees that the Company (i) may instruct its transfer agent not to transfer such securities (ii) may provide a copy of this letter agreement to the Company's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge or hypothecation of such securities is subject to the terms of this letter agreement and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this letter agreement for such securities.

     This letter agreement shall be binding upon the Holder, its agents, heirs, successors, assigns and beneficiaries.

     Any waiver by the Company of any of the terms and conditions of this letter agreement in any instance shall be in writing and shall be duly executed by the Company and the Holder and shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

     Agreed and accepted this 17th day of August 2005.


                                           THE HOLDER


                                      By: /s/ Doreen E. Zimmerman
                                          ------------------------
                                              Doreen E. Zimmerman
                                              President

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